Exhibit 99.1

FOR IMMEDIATE RELEASE

LUCAS AND VICTORY ENTER INTO COLLABORATION
AND FUNDING AGREEMENTS

Agreements Mark Progress Towards Achievement of Business Combination

HOUSTON, TEXAS – March 3, 2015 – Lucas Energy, Inc. (NYSE MKT: LEI) (“Lucas” or the “Company”), an independent oil and gas company with operations in Texas, today announced that it entered into a collaboration agreement and a separate funding agreement with Victory Energy Corporation (OTCQX: VYEY) (“Victory”) on February 26, 2015.  These agreements represent a milestone toward completing the planned business combination with Victory (the “Business Combination”).

The collaboration agreement provides for the transfer of certain well rights in seven Eagle Ford Shale wells to Victory which is now required to fund the development of these wells.  Lucas’ senior secured lender amended the terms of its credit facility allowing Lucas to assign the well rights to Victory, regain compliance with the credit facility, and provide flexibility in achieving the Business Combination.  If the Business Combination does not occur, the well rights will remain an asset of Victory, the lender will have the right to receive compensation from Victory, and Lucas will retain its rights to the remaining un-assigned leasehold.  Otherwise, the well interests will be owned by the combined company as a result of the closing of the Business Combination (the “Combined Company”).  The transferred well rights include five wells with an average working interest of 2.5%, operated by Penn Virginia (NYSE:PVA), and two 50% working interest wells operated by Earthstone Energy, Inc. (NYSE MKT:ESTE).  Expected drilling and development costs for these wells are estimated to be $9.4 million and such wells are scheduled to begin generating production revenues before the end of July 2015.

Lucas and Victory also entered into a funding agreement and working capital budget.  All loans made by Victory under this agreement are secured by a pledge of Lucas’ treasury stock, which, upon the closing of the Business Combination, will become intercompany obligations that can be eliminated.

At closing, Victory provided $517,000 per the collaboration agreement and $250,000 per the funding agreement and anticipates providing a total of approximately $12 million under the agreements.  The parties expect to raise additional capital for acquisitions that will expand the Combined Company’s drilling and producing property footprint and have initiated preliminary discussions with potential funding sources for this purpose.

“The structuring and negotiation of the two agreements to fund well commitments and working capital needs was paramount to advancing our overall objective,” said Anthony C. Schnur, Chief Executive Officer of Lucas Energy, “I am pleased with the management teams of both companies who worked collaboratively to find solutions that allowed us to come to agreement.  We will now turn our full attention toward finalizing a definitive agreement for the Business Combination, and I am confident that we will be able to reach agreement expeditiously.”

About Lucas Energy, Inc.

Lucas Energy (NYSE MKT: LEI) is engaged in the development of crude oil and natural gas in the Austin Chalk and Eagle Ford formations in South Texas.  Based in Houston, Lucas Energy's management team is committed to building a platform for growth and the development of its five million barrels of proved Eagle Ford and other oil reserves while continuing its focus on operating efficiencies and cost control.

For more information, please visit the Lucas Energy web site at www.lucasenergy.com.

About Victory Energy Corporation

Victory Energy Corporation (OTCQX: VYEY), is a publicly-held, growth-oriented oil and gas exploration and production company based in Austin, Texas with additional resources located in Midland, Texas. The Company is focused on the acquisition and development of stacked multi-pay resource play opportunities in the Permian Basin that offer predictable outcomes and long-lived reserve characteristics. The Company presently utilizes low-risk vertical well development which offers repeatable and profitable outcomes.  Its current assets include interest in proven formations such as the Spraberry, Wolfcamp, Wolfberry, Mississippian, Cline and Fusselman formations.

For additional information on the company, please visit www.vyey.com .

Safe Harbor Statement and Disclaimer

This news release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward looking statements give our current expectations, opinion, belief or forecasts of future events and performance.  A statement identified by the use of forward looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements.  Among these forward-looking statements are any statements regarding the expected completion of the proposed business combination between Lucas and Victory, benefits and synergies of the proposed business combination, the timing of production under wells, Victory’s ability to obtain funding for the Eagle Ford or other wells that are expected to be transferred to Victory, future opportunities of the combined company, and any other statements regarding Victory's or Lucas' beliefs, plans, objectives, financial conditions, assumptions or future events.  Although Lucas believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release.  These include risks that may affect the proposed business combination and related proposed development of the Eagle Ford wells, including the satisfactory completion of due diligence by the parties, the ability of the parties to negotiate and enter into a definitive merger agreement and, if such an agreement is entered into, the satisfaction of the conditions contained in the definitive merger agreement, any delay or inability to obtain necessary approvals or consents from third parties, the ability of the parties to obtain financing for funding obligations, the inability of Lucas to maintain its listing on the NYSE MKT, the ability of the parties to realize the anticipated benefits from the proposed business transaction.  The forward looking statements are also subject to risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause Lucas to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or fourth party consents; and other risks described in Lucas’s Annual Report on Form 10-Q, Form 10-K and other filings with the SEC, available at the SEC’s website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company's SEC filings are available at http://www.sec.gov.

Investor Relations Contact:

Carol Coale
713-529-6600
ccoale@dennardlascar.com

Ken Dennard
713-529-6600
ken@dennardlascar.com